                                                                      EXHIBIT 16

                  HIGH YIELD MUNICIPAL FUND -- CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1996


Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,013.87    =  ERV
One year period ended 11/30/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      1.39%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,064.71    =  ERV
One year period ended 11/30/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.47%    =  T
           TOTAL RETURN CALCULATION FIVE YEARS ENDED NOVEMBER 30, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,400.62    =  ERV
Five years ended 11/30/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.97%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,470.79    =  ERV
Five years ended 11/30/96...................................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      8.02%    =  T

                  HIGH YIELD MUNICIPAL FUND -- CLASS A SHARES


           TOTAL RETURN CALCULATION TEN YEARS ENDED NOVEMBER 30, 1996



Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,888.39    =  ERV
Ten years ended 11/30/96....................................         10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.56%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,982.24    =  ERV
Ten years ended 11/30/96....................................         10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      7.08%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,070.52    =  ERV
Inception through 11/30/96..................................      10.91    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.90%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,173.06    =  ERV
Inception through 11/30/96..................................      10.91    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      7.37%    =  T

                  HIGH YIELD MUNICIPAL FUND -- CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH NOVEMBER 30, 1996

Formula.....................................................      ERV-P    =  T
                                                                  -----
                                                                      P
Including Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,070.52    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    107.05%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $2,173.06    =  ERV
TOTAL RETURN FOR THE PERIOD.................................    117.31%    =  T


HIGH YIELD MUNICIPAL FUND



   Formula                         Total Income         -      Total Expenses
Class A Shares                ---------------------------------------------------                             =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price
                [((((
)                                                                                  )+1)(6))-1)*2]
                                    $3,583,697          -         $613,192
Class A Shares                ---------------------------------------------------                             =     5.59%
                                    55,166,161          X          $11.14
                [((((
)                                                                                  )+1)(6))-1)*2]

                  HIGH YIELD MUNICIPAL FUND -- CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,016.84    =  ERV
One year period ended 11/30/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      1.68%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,056.70    =  ERV
One year period ended 11/30/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.67%    =  T
 TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,303.63    =  ERV
Inception through 11/30/96..................................       4.37    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.26%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,318.63    =  ERV
Inception through 11/30/96..................................       4.37    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      6.53%    =  T

                  HIGH YIELD MUNICIPAL FUND -- CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH NOVEMBER 30, 1996

Formula.....................................................      ERV-P    =  T
                                                                  -----
                                                                      P
Including Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,303.63    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     30.36%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $11.14
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,318.63    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     31.86%    =  T


HIGH YIELD MUNICIPAL FUND



   Formula                         Total Income         -      Total Expenses
Class B Shares                ---------------------------------------------------                             =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price
                [((((
)                                                                                  )+1)(6))-1)*2]
                                    $1,881,916          -         $521,091
Class B Shares                ---------------------------------------------------                             =     5.11%
                                    28,966,137          X          $11.14
                [((((
)                                                                                  )+1)(6))-1)*2]

                  HIGH YIELD MUNICIPAL FUND -- CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED NOVEMBER 30, 1996


Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $11.13
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,046.82    =  ERV
One year period ended 11/30/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      4.68%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $11.13
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,056.78    =  ERV
One year period ended 11/30/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.68%    =  T
 TOTAL RETURN CALCULATION INCEPTION THROUGH NOVEMBER 30, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $11.13
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,180.92    =  ERV
Inception through 11/30/96..................................       2.98    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.74%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $11.13
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,180.92    =  ERV
Inception through 11/30/96..................................       2.98    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.74%    =  T

                  HIGH YIELD MUNICIPAL FUND -- CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH NOVEMBER 30, 1996


Formula.....................................................      ERV-P    =  T
                                                                  -----
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $11.13
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,180.92    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     18.09%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $11.13
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,180.92    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     18.09%    =  T



HIGH YIELD MUNICIPAL FUND



   Formula                         Total Income         -      Total Expenses
Class C Shares                ---------------------------------------------------                             =   SEC Yield
                              Average Dividend Shares   X   Public Offering Price
                [((((
)                                                                                  )+1)(6))-1)*2]
                                     $289,481           -          $80,446
Class C Shares                ---------------------------------------------------                             =     5.11%
                                     4,458,279          X          $11.13
                [((((
)                                                                                  )+1)(6))-1)*2]

                           HIGH YIELD MUNICIPAL FUND
                        CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED SEPTEMBER 30, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE

                                                                $.735
Class A Shares..............................................    ------    =  6.28%
                                                                $11.70

                                                                $.651
Class B Shares..............................................    ------    =  5.84%
                                                                $11.14

                                                                $.651
Class C Shares..............................................    ------    =  5.85%
                                                                $11.13

                           HIGH YIELD MUNICIPAL FUND
                  CALCULATION OF TAXABLE EQUIVALENT SEC YIELD

                                                                    SEC Yield
Formula.....................................................      ------------
                                                                   1-Tax Rate

                                                                      5.59%
Class A Shares..............................................         ------          =  8.73%
                                                                      1-36%

                                                                      5.11%
Class B Shares..............................................         ------          =  7.98%
                                                                      1-36%

                                                                      5.11%
Class C Shares..............................................         ------          =  7.98%
                                                                      1-36%

              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE

                                                                Distribution Rate
Formula.....................................................    -----------------
                                                                   1-Tax Rate

                                                                      6.28%
Class A Shares..............................................         ------          =  9.81%
                                                                      1-36%

                                                                      5.84%
Class B Shares..............................................         ------          =  9.13%
                                                                      1-36%

                                                                      5.85%
Class C Shares..............................................         ------          =  9.14%
                                                                      1-36%